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                         METROPOLITAN SERIES FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 4, 2002
                        TO PROSPECTUS DATED MAY 1, 2001

The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

Change in the portfolio manager for the Janus Mid Cap Portfolio: The paragraph under "About the Investment Managers -- Janus Mid Cap Portfolio" on page 25 of the Prospectus is changed to read as follows:

     "Jonathan D. Coleman is Portfolio Manager of Janus Mid Cap Portfolio. Mr. Coleman joined Janus in 1994 as a research analyst."